SCHEDULE 14A
                                 (Rule 14a-101)


                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION


                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement     [ ] Confidential. For Use of the Commission
                                        Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                           THE ASIA PACIFIC FUND, INC.

--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):


[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6()i)(1) and 0-11.

       1)     Title of each class of securities to which transaction applies:
              ------------------------------------------------------------------

       2)     Aggregate number of securities to which transaction applies:
              ------------------------------------------------------------------


       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
              ------------------------------------------------------------------


       4)     Proposed maximum aggregate value of transaction:
              ------------------------------------------------------------------

       5)     Total fee paid:
                              -------------------------------------------------


[ ]    Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

       1)     Amount previously paid:
              ------------------------------------------------------------------

       2)     Form, Schedule or Registration Statement no.:
              ------------------------------------------------------------------


       3)     Filing Party:
              ------------------------------------------------------------------

       4)     Date Filed:
              ------------------------------------------------------------------

                           THE ASIA PACIFIC FUND, INC.
                              GATEWAY CENTER THREE
                          NEWARK, NEW JERSEY 07102-4077

                                ----------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                ----------------
To Our Stockholders:

     Notice is hereby given that the Annual Meeting of Stockholders of The Asia Pacific Fund, Inc. (the Fund) will be held on July 9, 1998, at 11:00 a.m., at the offices of Sullivan & Cromwell, 125 Broad Street-26th Floor, New York, New York 10004, for the following purposes:

             1. To elect three Directors.

             2. To ratify the selection of Deloitte & Touche LLP as independent public accountants of the Fund for the fiscal year ending March 31, 1999.

             3. To consider and act upon any other business as may properly come before the Meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on May 26, 1998 as the record date for the determination of stockholders entitled to vote at the Meeting or any adjournment thereof.


                                                        S. Jane Rose
                                                        Secretary

Dated: May 28, 1998

--------------------------------------------------------------------------------

    WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY PROMPTLY.

--------------------------------------------------------------------------------

                           THE ASIA PACIFIC FUND, INC.
                              GATEWAY CENTER THREE
                          NEWARK, NEW JERSEY 07102-4077

                                ----------------
                                 PROXY STATEMENT
                                ----------------

     This Proxy Statement is furnished by the Board of Directors of The Asia Pacific Fund, Inc. (the Fund) in connection with its solicitation of proxies for use at the Annual Meeting of Stockholders to be held on July 9, 1998 (the Meeting) at 11:00 a.m., at the offices of Sullivan & Cromwell, 125 Broad Street-26th Floor, New York, New York 10004. The purpose of the Meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting.

     It is expected that the Notice of Annual Meeting, Proxy Statement and form of proxy will first be mailed to stockholders of record on or about May 29, 1998. The most recent annual report for the Fund is being mailed to stockholders together with this Proxy Statement.

     If the accompanying form of proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the proxy. However, if no instructions are specified, shares will be voted for the election of Directors and for Proposal 2, and if any other business is presented at the Meeting, in the best judgment of the persons named as Proxies. A proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Fund or by attendance at the Meeting.

     If sufficient votes to approve one or more of the proposed items are not received, the persons named as Proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by Proxy. When voting on a proposed adjournment, the persons named as Proxies will vote for the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to disapprove the item, in which case such shares will be voted against the proposed adjournment.

     A properly executed and returned proxy marked with an abstention will be considered present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. However, abstentions do not constitute a vote cast, and hence, will have no effect with respect to either proposal which requires approval by a majority of the votes cast at the meeting.

     The close of business on May 26, 1998 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting. On that date, the Fund had 18,930,331 shares of common stock outstanding and entitled to vote. As of May 26, 1998, there were no beneficial holders of more than 5% of the outstanding shares of the Fund. Each share will be entitled to one vote at the Meeting. The presence in person or by proxy of the holders of one-third of the shares of common stock issued and outstanding shall constitute a quorum.

     The Investment Manager of the Fund is Baring International  Investment (Far
East) Limited, 1901 Edinburgh Tower, 15 Queens Road Central, Hong Kong, and the Administrator of the Fund is Prudential Investments Fund Management LLC (PIFM), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

     The expense of solicitation will be borne by the Fund and will include reimbursement of brokerage firms and others for expenses in forwarding proxy solicitation material to beneficial owners. The solicitation of proxies will be largely by mail but may include, without cost to the Fund, telephonic, telegraphic or oral communications by regular employees of PIFM. In addition, the Fund's Board of Directors has authorized management to retain a proxy solicitation firm to assist in the solicitation of proxies for the Meeting. Management has selected Shareholder Communications Corporation as the proxy solicitation firm (the Proxy Solicitation Firm). The cost of solicitation by the Proxy Solicitation Firm is not expected to exceed $5,000 in fees and expenses (exclusive of postage and printing costs) and will be borne by the Fund.

                             ELECTION OF DIRECTORS
                                (PROPOSAL NO. 1)

     The Fund's By-Laws provide that the Board of Directors is divided into three classes of Directors, as nearly equal in number as possible. Each Director serves for a term of three years, with one class being elected each year. Each year the term of office of one class will expire.

     At the Meeting, three Class III Directors will be elected to serve for the ensuing three years, ending in 2001, and until their successors have been elected and qualified. It is the intention of the persons named in the enclosed proxy to vote in favor of the election of Messrs. Brennan, Gunia and Hoff (the nominees). Each of the nominees has consented to be named in this Proxy Statement and to serve as a Director if elected. Each of the Class III nominees is currently a Class III Director of the Fund and has previously been elected by stockholders. The Board of Directors has no reason to believe that any of the nominees named above will become unavailable for election as a Director, but if that should occur before the Meeting, proxies will be voted for such persons as the Directors may recommend. All of the Fund's Directors were previously elected by stockholders.

     The following table sets forth certain information concerning each of the nominees and each Director of the Fund.

                        INFORMATION REGARDING DIRECTORS


                   NAME, AGE, BUSINESS EXPERIENCE                                               SHARES OWNED AT
         DURING THE PAST FIVE YEARS AND OTHER DIRECTORSHIPS              POSITION WITH FUND      MAY 26, 1998
         --------------------------------------------------              ------------------     ----------------
                                            CLASS III DIRECTORS
                                           (TERM EXPIRING 2001)

*David J. Brennan (40), Director, Baring Asset Management Hold-           Director                      -0-
   ings Limited;  Managing  Director,  Baring Asset  Management
   Limited.

*Robert F. Gunia  (51),  Corporate  Vice  President,  Prudential         Vice President                1,200
   Investments,  division  of  Prudential  Insurance  Company of         and Director
   America  (since  May  1996);  Executive  Vice  President  and
   Treasurer,  PIFM; Senior Vice  President (since  March 1987),
   Prudential  Securities  Incorporated  (PSI);  formerly  Chief
   Administrative  Officer (July 1990-September  1996), Director
   (January  1989-September  1996),  Executive  Vice  President,
   Treasurer and Chief  Financial  Officer (June  1987-September
   1996),  Prudential  Mutual  Fund  Management,   Inc.   (PMF);
   Director of 42 investment  companies in the  Prudential  Fund
   Complex (the Prudential Funds).

Don G. Hoff  (62),   Chairman  and  Chief   Executive   Officer,         Chairman of                    690
   Intertec,  Inc.  (since 1975);  Chairman and Chief  Executive         the Board
   Officer,   The  Lamaur   Corporation,   Inc.   (since  1993);         and Director
   Director/Trustee of 13 Prudential Funds and The Greater China
   Fund, Inc.

                                                       CLASS II DIRECTORS
                                         (NOMINATED TO BE ELECTED FOR TERM EXPIRING 2000)

Robert H. Burns (68), Chairman, Robert H. Burns Holdings Limited,             Director               28,000
   ited,  Hong Kong;  previously, Chairman  and Chief  Executive
   Officer, Regent International Hotels, Limited, Hong Kong.

Douglas Tong Hsu (56), Chairman and Chief Executive Officer, Far              Director                -0-
 Eastern Textile Ltd., Taiwan; Director, The Baring Taiwan Fund
 Limited (since 1993).




                   NAME, AGE, BUSINESS EXPERIENCE                                               SHARES OWNED AT
         DURING THE PAST FIVE YEARS AND OTHER DIRECTORSHIPS             POSITION WITH FUND       MAY 26, 1998
         --------------------------------------------------             ------------------      ----------------
David G. P. Scholfield (54), Managing Director, Hong Kong of The              Director              12,170
   Bank of Bermuda Limited Hong Kong Branch; Director of Bermuda
   Trust  (International)  Limited;  Bermuda  Trust  (Far  East)
   Limited;  Bermuda Trust (Hong Kong)  Limited;  MIL (Far East)
   Limited;  Bermuda Far East  Properties  Limited;  and Bermuda
   Trust (Mauritius)  Limited.  Until May 8, 1998,  President of
   The Fund; President and Director of The Greater  China  Fund,
   Inc;  Chairman  of   Baring  Mutual  Fund   Management  S.A.;
   Director,   Institutional   Group,  Baring  Asset  Management
   Limited;  Director,  Baring  Chrysalis  Fund; Baring  Peacock
   Fund; Baring Taiwan Fund and World Value Fund.

                                              CLASS I DIRECTORS
                                            (TERM EXPIRING 1999)

Olarn Chaipravat (53),  President  and  Chief  Executive Officer              Director                -0-
   (since  October  1992),  Director and Senior  Executive  Vice
   President  (July  1990-September  1992) and Senior  Executive
   Vice  President   (September   1987-June   1990),   The  Siam
   Commercial Bank, Public Company Limited, Thailand.

Michael J. Downey (54),  Private  Investor. Previously, Chairman              Director               6,974
   (August 1990-May 1993),  Chief Executive Officer and Director
   (June  1987-May  1993) and  President,  PMF  (June  1987-July
   1990);  Director,  Prudential  Securities  Group,  Inc. (July
   1991- May 1993);  President,  Asset  Management  Group  (July
   1991-May 1993); Executive Vice President (May 1989-May 1993),
   Director  (July  1985-June  1991) and Senior  Vice  President
   (December  1983-May  1989),  PSI;   Director,   International
   Imaging  Materials,   Inc.,  The  Merger  Fund,  Value  Asset
   Management, Inc. and The Simba Fund Limited.



                 NAME, AGE, BUSINESS EXPERIENCE                                            SHARES OWNED AT
       DURING THE PAST FIVE YEARS AND OTHER DIRECTORSHIPS          POSITION WITH FUND       MAY 26, 1998
       ---------------------------------------------------         ------------------      ---------------
John A. Morrell (70), Chairman, John Morrell  &  Associates Lim-         Director                -0-
   ited; Director,  Mercury International Investment Trust Ltd.;
   Govett Oriental Trust Plc; Govett Emerging Markets Investment
   Trust Plc; Govett High Income  Investment  Trust Plc; Invesco
   Japan  Discovery  Trust Plc; Law Debenture  Corporation  Plc;
   Lowland   Investment   Company  Plc;  Johnson  Fry  Utilities
   Investment Trust Plc; Johnson Fry Second Utilities Investment
   Trust Plc; PRICOA  Worldwide  Investors  Portfolio;  Fidelity
   Asian Values  Investment Trust Plc;  Fidelity Japanese Values
   Trust  Plc;  Balliol  College  Accommodation  2 Plc;  Balliol
   College  Accommodation  Plc; Beagle Nominees  Limited;  Caius
   College   Accommodation  Plc;  Framlington  Dual  Trust  Plc;
   Framlington  Income  &  Capital  Trust  Plc;  Girton  College
   Accommodation Plc; Gonville College Accommodation Plc; Hughes
   Hall College  Accommodation  Plc; LDC Trust  Management Ltd.;
   Linacre   College   Accommodation   Plc;   Magdalen   College
   Accommodation   Plc;  New  College   Accommodation  Plc;  St.
   Anthony's  College   Accommodation  Plc;  The  Law  Debenture
   Intermediary  Corporation  Plc;  The Law  Debenture  Overseas
   Limited;  The Law Debenture Trust  Corporation  Plc;  Trinity
   College  Accommodation 2 Plc;  Trinity College  Accommodation
   Plc; Wolfson College Oxford Accommodation (1993) Plc; Wolfson
   College  Oxford   Accommodation  Plc  and  Worcester  College
   Accommodation Plc. Member,  Advisory Board to the Trustees of
   the Atlantic  Richfield Pension Fund.  Previously,  Executive
   Chairman,  Baring  International  Investment Ltd.;  Director,
   Baring International Investment (Far East) Ltd.; Baring Asset
   Management Ltd.;  Inner London Board of National  Westminster
   Bank; Medical Services International;  HCG Alpha Limited; HCG
   Bravo Limited;  HCG Charlie Limited;  HCG Delta Limited;  HCG
   Echo  Limited;  HCG  Foxtrot  Limited;  HCG  Lloyds  Holdings
   Limited and HCG Lloyds Investment Trust Plc.

------------
*Indicates  "interested"  Directors  of the Fund,  as defined in the  Investment
 Company Act of 1940, as amended (the Investment Company Act). Mr. Brennan is deemed to be an "interested" Director of the Fund, by reason of his affiliation with Baring International Investment (Far East) Limited. Mr. Gunia is deemed to be an "interested" Director of the Fund, by reason of his affiliation with PIFM.

     As of May 26, 1998, the Directors and officers of the Fund as a group beneficially owned 49,034 (less than 1%) of the outstanding shares of Common Stock of the Fund. The Fund pays each of its Directors who is not an affiliated person (as defined in the Investment Company Act) of the Investment Manager or the Administrator an annual fee of US$10,000, plus US$750 for each Board or committee meeting attended. The Chairman of the Fund is paid an additional amount of US$2,500 annually. The Fund reimburses all Directors for their out-of-pocket travel expenses. For the fiscal year ended March 31, 1998, Directors' fees and expenses amounted to $82,000 and approximately $96,400, respectively. The Board of Directors does not have a compensation committee.

     The following table sets forth the aggregate compensation paid by the Fund to the Directors who are not affiliated with the Investment Manager or the Administrator and the aggregate compensation paid to such Directors for service on the Fund's board and that of all other registered investment companies managed by Baring International Investment (Far East) Limited or any of its affiliates (Fund Complex) during the Fund's fiscal year ended March 31, 1998.

                              COMPENSATION TABLE


                                                                                                     TOTAL
                                                           PENSION OR                             COMPENSATION
                                                           RETIREMENT                              FROM FUND
                                       AGGREGATE        BENEFITS ACCRUED     ESTIMATED ANNUAL      AND FUND
                                      COMPENSATION      AS PART OF FUND       BENEFITS UPON       COMPLEX PAID
         NAME AND POSITION             FROM FUND            EXPENSES            RETIREMENT        TO DIRECTORS
         -----------------             ---------            --------            ---------         -------------
David J. Brennan**                             0              None                 N/A                   0
Robert Burns-Director                    $11,500              None                 N/A             $11,500(1)*
Olarn Chaipravat-Director                $11,500              None                 N/A             $11,500(1)*
Michael J. Downey-Director               $14,500              None                 N/A             $14,500(1)*
Robert F. Gunia**                              0              None                 N/A                   0
Don G. Hoff-Director and Chairman        $17,000              None                 N/A             $33,000(2)*
Douglas Tong Hsu-Director                $13,000              None                 N/A             $13,000(1)*
John A. Morrell-Director                 $14,500              None                 N/A             $14,500(1)*
David G.P. Scholfield**                        0              None                 N/A                   0

------------
 * Indicates number of funds in Fund Complex (including the Fund) to which aggregate compensation relates.

** David J. Brennan and Robert F. Gunia, who are each interested Directors, do not receive compensation from the Fund. Mr. Scholfield was an "interested" Director of the Fund by reason of his affiliation with Baring International Management (Far East) Limited until May 8, 1998. He also served as President of the Fund until such date.

     There were three regularly scheduled meetings of the Fund's Board of Directors for the fiscal year ended March 31, 1998. The Board of Directors has an Audit Committee, which makes recommendations to the full Board of Directors with respect to the engagement of the independent public accountants and reviews with the independent public accountants the plan and results of the audit engagement and matters having a material effect upon the Fund's financial operations. The Audit Committee consists of certain of the Fund's non-interested Directors, namely, Messrs. Burns, Chaipravat, Downey, Hoff, Hsu, and Morrell. The Audit Committee met twice during the fiscal year ended March 31, 1998. The Board of Directors also has a Nominating Committee. The Nominating Committee consists of certain of the Fund's non-interested Directors, namely, Messrs. Burns, Downey and Hoff. This Committee recommends to the Board persons to be nominated for election as Directors by the stockholders and selects and proposes nominees for election by the Board between Annual Meetings. The Committee will consider suggestions from stockholders submitted in writing to the Secretary of the Fund. The Nominating Committee met once during the fiscal year ended March 31, 1998. For the fiscal year ended March 31, 1998, Messrs. Burns, Chaipravat and Morrell attended fewer than 75% of the aggregate of the total number of meetings of the Board of Directors, the Audit Committee and the Nominating Committee, as applicable.

     Certain of the Directors of the Fund, including the nominees, reside outside the United States, and substantially all the assets of such persons are located outside the United States. It may not be possible, therefore, for investors to effect service of process within the United States upon such persons or to enforce against them, in United States courts or foreign courts, judgments obtained in United States courts predicated upon the civil liability provisions of the federal securities laws of the United States or the laws of the State of Maryland. In addition, it is not certain that a foreign court would enforce, in original actions or in actions to enforce judgments obtained in the United States, liabilities against such persons predicated solely upon the federal securities laws.

     The executive  officers of the Fund,  other than as shown above, are Ronald
G. M. Watt, President, having held such office since May 8, 1998; S. Jane Rose, Secretary, having held such office since September 18, 1986; Grace Torres, Treasurer and Principal Financial and Accounting Officer, having held such office since May 16, 1997; Deborah A. Docs, Assistant Secretary, having held such office since November 3, 1989; and Vasso-Athene Spanos, Assistant Secretary, having held such office since October 10, 1997. Mr. Watt is 51 years old and is a Director of the Institutional Group of Baring Asset Management Limited; prior thereto, he was Managing Director (1993-1997) of QESST Pty Ltd Management Consultants. Ms. Rose is 52 years old and is a Senior Vice President (since December 1996) of PIFM; prior thereto she was Senior Vice President (January 1991-September 1996) and Senior Counsel (June 1987-September 1996) of PMF and Senior Vice President and Senior Counsel of PSI (July 1992-September
1996).  Ms. Torres is 38 years old and is a first Vice President (since December
1996) of PIFM and a first Vice President of PSI (since March 1994); prior thereto she was First Vice President (January 1991-September 1996) of PMF. Ms. Docs is 40 years old and is a Vice President of PIFM (since December 1996); prior thereto she was Vice President and Associate General Counsel of PMF (January 1993-September 1996) and a Vice President and Associate General Counsel of PSI. Ms. Spanos is 39 years old and during the last five years has been an account manager responsible for several investment companies, including the Fund, at Baring Asset Management Limited.

                      SELECTION OF INDEPENDENT ACCOUNTANTS
                                (PROPOSAL NO. 2)

     A majority of the members of the Board of Directors who are not interested persons of the Fund have selected Deloitte & Touche LLP as independent public accountants for the Fund for the fiscal year ending March 31, 1999. Deloitte & Touche LLP have been the Fund's independent public accountants since its inception. The ratification of the selection of independent accountants is to be voted on at the Meeting, and it is intended that the persons named in the accompanying proxy vote for Deloitte & Touche LLP. No representative of Deloitte & Touche LLP is expected to be present at the Meeting.

     The Board of Directors' policy regarding engaging independent public accountants' services is that management may engage the Fund's principal independent public accountants to perform any service(s) normally provided by independent public accounting firms. The Audit Committee reviews and approves all services, substantially all of which are auditing services, provided by the independent public accountants prior to their being rendered.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL NO. 2.

                                 OTHER MATTERS

     No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of stockholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed proxy will vote thereon according to their best judgment in the interests of the Fund.

                            STOCKHOLDERS' PROPOSALS

     A stockholder's proposal intended to be presented at the Fund's Annual Meeting of Stockholders in 1999 must be received by the Fund on or before January 27, 1999 in order to be included in the Fund's proxy statement and form of proxy relating to that meeting. The mere submission of a proposal by a stockholder does not guarantee that such proposal will be included in the proxy statement because certain federal rules must be complied with before inclusion of the proposal is required.


Dated: May 28, 1998                               S. Jane Rose
                                                   Secretary

     STOCKHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                           THE ASIA PACIFIC FUND, INC.
                              GATEWAY CENTER THREE
                          NEWARK, NEW JERSEY 07102-4077

           Proxy for the Annual Meeting of Stockholders, July 9, 1998 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints Deborah A. Docs, S. Jane Rose and Ronald G. M. Watt as Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of Common Stock of The Asia Pacific Fund, Inc. held of record by the undersigned on May 26, 1998 at the Annual Meeting of Stockholders to be held on July 9, 1998, or any adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2 AND IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, IN THE BEST JUDGMENT OF THE PERSONS NAMED AS PROXIES HEREIN.


--------------------------------------------------------------------------------
           Please vote, date, and sign on reverse and return promptly using the enclosed envelope.
--------------------------------------------------------------------------------

Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

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Has your address changed?

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(Left Column)

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                           THE ASIA PACIFIC FUND, INC.
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Please be sure to sign and date this Proxy.
                                            ------------------------------------
                                                            Date

-----------------------------                -----------------------------------
   Stockholder sign here                      Co-owner sign here


(Right Column)


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        THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR PROPOSALS 1 AND 2.
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                                                                     For All
                                              For All     With-      Nominees
                                              Nominees    Hold        Except
1.  Election of Directors.                      [_]        [_]          [_]
    Class III (Term Expiring in 2001)

                                David J. Brennan
                                 Robert F. Gunia
                                  Don G. Hoff

NOTE: IF YOU DO NOT WISH YOUR SHARES VOTED "FOR" A PARTICULAR NOMINEE, MARK THE "FOR ALL NOMINEES EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE(S)' NAME(S). YOUR SHARES WILL BE VOTED FOR THE REMAINING NOMINEE(S).


                                                For       Against     Abstain

 2. Ratification of the selection of            [_]         [_]         [_]
    Deloitte & Touche LLP as independent
    accountants of the Fund for the
    fiscal year ending March 31, 1999.


Mark box at right if an address  change has been  noted on the
reverse side of this card.                                              [_]


                                  record date shares: